================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             GLIMCHER REALTY TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[LOGO]
                              GLIMCHER REALTY TRUST
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215


                                                                  March 31, 1999


Dear Shareholder:

        You are cordially invited to attend the 1999 annual meeting of shareholders which will be held on Wednesday, May 12, 1999, beginning at 11 a.m. at The Athletic Club of Columbus, 136 East Broad Street, Columbus, Ohio, 43215.

        Information about the meeting and the various matters on which the common shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

        It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.


                                                     Sincerely,

                                                     /s/ Herbert Glimcher
                                                     Herbert Glimcher
                                                     Chairman

                              GLIMCHER REALTY TRUST

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1999

--------------------------------------------------------------------------------


        The annual meeting of shareholders of Glimcher Realty Trust (the "Company") will be held at The Athletic Club of Columbus at 136 East Broad Street, Columbus, Ohio, 43215, on Wednesday, May 12, 1999 at 11:00 a.m., local time, for the following purposes:

        1. To elect three trustees to serve until the 2002 annual meeting of shareholders and until their successors are elected and qualify.

        2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

        3. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

        The Board of Trustees has fixed March 22, 1999 as the record date for determining the shareholders entitled to receive notice of and to vote at the meeting.

        SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

        YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                           BY ORDER OF THE BOARD OF TRUSTEES

                                           /s/ George A. Schmidt
                                           George A. Schmidt
                                           Secretary


March 31, 1999
Columbus, Ohio

[LOGO]
                              GLIMCHER REALTY TRUST
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 1999


                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Glimcher Realty Trust, a Maryland real estate investment trust (the "Company"), of proxies from the holders of the Company's issued and outstanding common shares of beneficial interest, $.01 par value per share (the "Common Shares"), to be used at the Annual Meeting of Shareholders to be held on Wednesday, May 12, 1999 at The Athletic Club of Columbus, 136 East Broad Street, Columbus, Ohio, 43215 at 11:00 a.m., local time, and any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting.

        This Proxy Statement and enclosed form of proxy are first being mailed to the shareholders of the Company on or about March 31, 1999.

        At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following proposals (the "Proposals"):

                1. The election of three trustees to serve until the 2002 annual meeting of shareholders and until their successors are elected and qualify;

                2.      The ratification of the appointment of
                        PricewaterhouseCoopers, LLP as independent public accountants for the fiscal year ending December 31, 1999; and

                3. Such other business as may properly come before the Annual Meeting.

        Only the holders of record of the Common Shares at the close of business on March 22, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Each Common Share is entitled to one vote on all matters. As of the Record Date, 23,721,215 Common Shares were outstanding.

        A majority of the Common Shares outstanding must be represented at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

        In order to be elected as a trustee, a nominee must receive a plurality of all the votes cast at the Annual Meeting (Proposal 1). The affirmative vote of the holders of at least a majority of the votes cast at the Annual Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants (Proposal 2). For purposes of calculating votes cast with respect to each Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on any Proposal.

        The Common Shares represented by all properly executed proxies returned to the Company will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of all Proposals. As to any other business which may properly come before the Annual Meeting, all properly executed proxies will be voted by the persons named therein in accordance with their best judgment. The Company does not presently intend to bring any other business which may come before the Annual Meeting, and, because no shareholder nominations for election to the Board of Trustees and no shareholder proposals of business to be considered by shareholders at the Annual Meeting were received by the Company before November 28, 1998, no other business may come before the Annual Meeting pursuant to the Bylaws of the Company. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or a proxy bearing a later date or (b) by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. If a shareholder is a participant in the Company's Distribution Reinvestment and Share Purchase Plan, the accompanying Proxy Card should include the number of Common Shares registered in the participant's name under the plan.

        NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED, AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

        The Company's Board of Trustees (the "Board") currently consists of nine members. The trustees currently are divided into three classes, consisting of three members (the "Class I Trustees") whose terms will expire at the 2001 annual meeting of shareholders, three members (the "Class III Trustees") whose terms will expire at the 2000 annual meeting of shareholders and three members (the "Class II Trustees") whose terms will expire at this Annual Meeting of shareholders.

        Pursuant to the Company's Amended and Restated Declaration of Trust, as amended (the "Declaration of Trust"), at each annual meeting the successors to the class of trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Accordingly, at the Annual Meeting, all of the Class II Trustees will be elected to hold office for a term of three years until the annual meeting of shareholders to be held in 2002, and until their respective successors are duly elected and qualify.

        For information regarding the beneficial ownership of Common Shares by current trustees of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

        EXCEPT WHERE OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES LISTED BELOW. Each such nominee has consented to be named in this Proxy Statement and to continue to serve as a trustee if elected.

        The information below relating to the nominees for election as trustees and for each of the other trustees whose terms of office continue after the annual meeting has been furnished to the Company by the respective individuals.

        Other than David J. Glimcher and Michael P. Glimcher, who are brothers, and Herbert Glimcher, the father of David J. Glimcher and Michael P. Glimcher, none of the other trustees or executive officers of the Company are related to each other.

NOMINEES FOR ELECTION AS CLASS II TRUSTEES

        George A. Schmidt, 51, was promoted to Executive Vice President of the Company on March 9, 1999. Prior thereto, he served as Senior Vice President of the Company since September 1996 and General Counsel and Secretary of the Company since May 1996. Mr. Schmidt has over 25 years of experience in the practice of commercial real estate law, including six years as Assistant General Counsel of DeBartolo Realty Corporation, a NYSE listed real estate investment trust, prior to joining the Company in May of 1996. Mr. Schmidt has a B.A. degree from Cornell University, an M.B.A. degree from Ohio University, and a J.D. degree from Case Western Reserve University. Mr. Schmidt is a member of the Ohio, Texas, Columbus, Ohio and American Bar Associations, and is a member of the International Council of Shopping Centers ("ICSC") and the National Association of Real Estate Investment Trusts ("NAREIT"). Mr. Schmidt has been a guest lecturer on shopping center leasing, legal and development issues for the American Bar Association and ICSC.

        Alan R. Weiler, 65, has been a trustee of the Company since January 1994. Mr. Weiler has been the president of Archer-Meek-Weiler Agency Inc., an insurance agency, since 1970, and he became Chairman and Chief Executive Officer of the insurance agency in January, 1999. He is presently a member of the Board of Directors of Cincinnati Financial Corporation, an insurance holding company, and Commerce National Bank of Columbus. Mr. Weiler is active in several charitable and cultural organizations. Mr. Weiler is a Class II Trustee and a member of the Audit Committee and Executive Compensation Committee of the Board.

        Michael P. Glimcher, 31, has been a trustee of the Company since June 1997 and was promoted to Executive Vice President on March 9, 1999. Prior thereto, he was Senior Vice President of Leasing and Development of the Company since May, 1998, and Senior Vice President of Leasing since September, 1996. He was Vice President of Leasing since April 1995 and Director of Leasing Administration since the Company's inception in 1993. Mr. Glimcher served as the Director of Leasing Administration of The Glimcher Company from the time he joined that company in 1991. Mr. Glimcher attended Arizona State University and graduated in 1990. Mr. Glimcher is a Class II Trustee and a member of the Executive Committee of the Board.

OTHER TRUSTEES WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

        Information concerning the other trustees whose terms do not expire at the Annual Meeting is set forth below.

        Philip G. Barach, 69, has been a trustee of the Company since January 1994. He is currently a private investor and was the chairman of the board of U.S. Shoe Corporation, a national retailer, from 1990 until 1993. Prior thereto, he was the chairman of the board, president and chief executive officer of U.S. Shoe Corporation. He currently serves as a member of the Board of Directors of Union Central Life Insurance Company, R.G. Barry Corporation, Bernard Chaus, Inc., Syms Corporation, and the Board of Advisors of the College of Nursing & Health, a division of the University of Cincinnati. Mr. Barach is a Class I Trustee, a member of the Audit Committee and chairman of the Executive Compensation Committee of the Board.

        Oliver Birckhead, 76, has been a trustee of the Company since January 1994. He has been a private investor since 1988 and was the president and chief executive officer of The Central Bancorporation, a registered bank holding company, from 1969 until his retirement in 1988. Mr. Birckhead is active in several charitable and cultural organizations. Mr. Birckhead is a Class I Trustee, chairman of the Audit Committee and a member of the Executive Compensation Committee of the Board.

        E. Gordon Gee, 55, has been a trustee of the Company since January 1994. He was the president of The Ohio State University from 1990 to 1997. He has been the President of Brown University since January, 1998. He was president of the University of Colorado from 1985 to 1990. He is a member of the Board of Directors of Banc One Corporation, The Limited, Inc., Asarco, Inc. and Intimate Brands, Inc. He also serves on the Board of Advisors or Directors of the American Council on Education, the Advisory Council of Presidents to the Association of Governing Boards of Universities and Colleges and the President's Commission of the National Collegiate Athletic Association. Dr. Gee has received many honors in the fields of law and education and is active in many charitable and cultural organizations. He is a Class I Trustee and a member of the Executive Compensation Committee of the Board.

        David J. Glimcher, 46, has been a trustee of the Company since September 1993. He served as President and Chief Executive Officer of the Company from September 1993 to May 1997, and as President and Chief Operating Officer of the Company from May 1997 to March 1998. In March 1998 Mr. Glimcher resigned as an officer of the Company. He is currently the President and Chief Executive Officer of The David J. Glimcher Company. Mr. Glimcher served as President and Chief Executive Officer of The Glimcher Company from 1987 until January, 1998. From 1984 until 1987, he was Vice President of The Glimcher Company with responsibilities for operations, leasing, acquisitions and development. Mr. Glimcher is a member of ICSC and NAREIT, and is active in several charitable and cultural organizations. Mr. Glimcher is a Class III Trustee.

        Herbert Glimcher, 70, has been a trustee and Chairman of the Company since its inception in September 1993 and has served as Chief Executive Officer of the Company since May 1997 and as President of the Company since David Glimcher's resignation in March 1998. He served as Chairman of The Glimcher Company since its inception in 1959. Mr. Glimcher is a nationally recognized innovator in the field of shopping center development, having been instrumental in the acquisition, development and management of over 200 shopping centers during his approximately 40 year career in real estate. Mr. Glimcher is a member of ICSC and NAREIT, and is active in several charitable and cultural organizations. Mr. Glimcher is a Class III Trustee, and a member of the Executive Committee and Executive Compensation Committee of the Board.

        Harvey Weinberg, 61, has been a trustee of the Company since July 1997. Mr. Weinberg has over 35 years of experience as a retailer and manufacturer in the apparel industry, 25 years of which were spent at Hartmarx Corporation in various executive positions, the last five of which he was Chairman and Chief Executive Officer. Mr. Weinberg is presently a member of the Board of Directors of Syms Corporation, a publicly traded NYSE company which is a retailer of men's and women's apparel, and Maurice Corporation, a venture capital backed retailer of men's sportswear. He serves on the advisory boards of the J.L. Kellogg Graduate School of Management at Northwestern University and the Frontenac Company, a Chicago based venture capital firm. He is also a visiting executive professor at the University of North Florida Graduate School of Business, Jacksonville, Florida. He is a former director of the American National Bank of Chicago and the Lakewood Bank and Trust of Dallas, Texas. Mr. Weinberg is a Class III Trustee and a member of the Executive Compensation Committee of the Board.

BOARD OF TRUSTEES' MEETINGS

        During the Company's fiscal year ended December 31, 1998, the Board held four regular quarterly meetings and one special meeting. All of the trustees attended at least 75% of the aggregate of (i) all of the Board meetings and (ii) with respect to each trustee, all of the Board meetings of the Committees on which such individual serves.

BOARD COMMITTEES

        The Board has an Audit Committee, an Executive Committee and an Executive Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee; the Board performs the functions of that committee.

        The Audit Committee is composed of Messrs. Barach, Birckhead and Weiler. The function of the Audit Committee is to review the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee also reviews related party transactions. No member of the Audit Committee is an employee of the Company. The Audit Committee met two times during the fiscal year ended December 31, 1998.

        The Executive Committee is composed of Messrs. Herbert Glimcher, Michael
P. Glimcher and William R. Husted. Following his election to the Board of Trustees, Mr. George A. Schmidt will replace Mr. Husted as a member of the Executive Committee. The function of the Executive Committee is to approve the acquisition, financing and disposition of investments for the Company and to execute certain contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except for those which require action by all trustees or the independent trustees under the Declaration of Trust or the Bylaws of the Company or under applicable law. The Executive Committee met two times during the fiscal year ended December 31, 1998.

        The Executive Compensation Committee is composed of Messrs. Philip G. Barach, E. Gordon Gee, Alan R. Weiler, Herbert Glimcher, Oliver Birckhead and Harvey Weinberg. The function of the Executive Compensation Committee is to determine compensation for the Company's executive officers. In addition, the members of the Executive Compensation Committee are authorized to administer the Company's 1993 Employee Share Option Plan (the "Employee Plan") and the 1993 Trustee Share Option Plan (the "Trustee Plan" and together with the Employee Plan, the "1993 Option Plans"). In 1997, the Executive Compensation Committee approved the 1997 Incentive Plan (the "1997 Plan" and together with the 1993 Option Plans, the "Option Plans"). The Executive Compensation Committee met three times during the fiscal year ended December 31, 1998.

TRUSTEES' COMPENSATION

        Each non-employee trustee of the Company receives an annual fee of $15,000, plus a fee of $1,000 for each meeting attended, and is eligible, pursuant to the provisions of the Trustee Plan, to receive grants of options to purchase Common Shares except that, effective January 1, 1998, David J. Glimcher does not receive any trustees' fees. It is the Company's current intention to make annual grants of options to purchase 3,000 Common Shares to each non-employee trustee. In addition, the Company reimburses the trustees for travel expenses incurred in connection with their activities on behalf of the Company. Trustees who are also employees of the Company do not receive any additional compensation by reason of their services as trustees.

        On May 29, 1998, Messrs. Barach, Birckhead, Gee, Weiler, Weinberg, and David J. Glimcher were each granted, under the Trustee Plan, options to purchase 2,500 Common Shares at an exercise price of $20.50 per share. The options granted to them vested and were exercisable immediately upon the grant thereof.

--------------------------------------------------------------------------------

        THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF GEORGE A. SCHMIDT, ALAN R. WEILER, AND MICHAEL P. GLIMCHER TO SERVE UNTIL THE 2002 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

--------------------------------------------------------------------------------


                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board and the Audit Committee have appointed the firm of PricewaterhouseCoopers LLP, which firm was engaged as independent public accountants for the fiscal year ended December 31, 1998, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. A proposal to ratify this appointment is being presented to the shareholders at the Annual Meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

--------------------------------------------------------------------------------

        THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS

        The following information is provided with respect to the executive officers of the Company. Executive officers are chosen by and serve at the discretion of the Board.

        Herbert Glimcher, Chairman of the Board, Chief Executive Officer and President. Biographical information regarding Mr. Herbert Glimcher is set forth under "Proposal 1 - Election of Trustees."

        William G. Cornely, 49. Mr. Cornely has served as Senior Vice President and Chief Financial Officer and Treasurer of the Company since April 15, 1997, and was promoted to Senior Executive Vice President and elected to the additional office of Chief Operating Officer by the Board on March 9, 1998. On March 9, 1999, Mr. Cornely was promoted to Executive Vice President. Mr. Cornely was associated with the international accounting firm of Coopers & Lybrand L.L.P. (predecessor to PricewaterhouseCoopers, LLP) from 1977 until 1997, and was a partner of such firm from 1986 until 1997. Mr. Cornely has a B.S. degree from The Ohio State University.

        Michael P. Glimcher, 31, Executive Vice President. Biographical information regarding Mr. Glimcher is set forth under "Proposal 1 - Election of Trustees."

        William R. Husted, 62, Senior Vice President of Construction, has been the Senior Vice President of Construction of the Company since September 1996. Prior thereto, he served as Vice President of Development Services of the Company since January 1996 and as Vice President of Construction of the Company from September 1993 until January 1996. From 1985 to 1988, Mr. Husted served as Vice Director of Construction of the Company's predecessor, The Glimcher Company, until he was promoted in 1988 to Director of Construction of The Glimcher Company.

        Alan S. Perlstein, 54, has been Senior Vice President of Development of the Company since February 1997. As Senior Vice President of Development, Mr. Perlstein is responsible for identifying and signing anchors, as well as related development activities identifying new sites and redevelopment opportunities for malls, power centers and grocery-anchored community centers as well as negotiating with anchor tenants for these various retail product types. Mr. Perlstein began his career at The Taubman Co. in 1969. He became the Senior Vice President of Real Estate at Western Development (now the Mills Corporation) in 1976. From 1986 to 1997, he was Senior Vice President of Real Estate for New Market Development and Cousins Properties. While with New Market Development, Cousins Properties and Western Development he identified sites, handled site acquisitions, and secured anchor tenants with respect to 43 projects in 13 states totaling approximately 11,750,000 square feet.

        George A. Schmidt, 51, Executive Vice President, General Counsel and Secretary. Biographical information regarding Mr. Schmidt is set forth under "Proposal 1 - Election of Trustees."

        John P. Hoeller, 59, has been Senior Vice President/Director of Properties of the Company since December, 1997. Mr. Hoeller is responsible for the day-to-day marketing and operations of all of the Company's properties. He has over 20 years of experience in operating retail stores and shopping malls, including Senior Vice President and General Manager of the Saks Fifth Avenue New York City flagship store, Senior Vice President and Director of Stores of Barneys New York, and Vice President and Regional Director of the Detroit metropolitan area stores for J.L. Hudson Company. He was Executive Vice President of The Taubman Company and Vice President Regional Director of Properties for Wellspark Group.

                             EXECUTIVE COMPENSATION

        The following table sets forth certain information with respect to the cash and other compensation paid or accrued by the Company for services rendered by Herbert Glimcher, the Company's current Chief Executive Officer, and the Company's four other most highly compensated current executive officers whose salary and bonus exceeded $100,000 (collectively, the "Named Executives"), during the fiscal years ended December 31, 1996, 1997 and 1998. The Company did not grant any restricted share awards or share appreciation rights, or make any long-term incentive plan payouts during the years indicated.

        Prior to the Company's initial public offering in January 1994, the Company's executive officers did not receive any form of compensation for services rendered to the Company.

                                 Summary Compensation Table
                                                                                Long-Term
                                                                              Compensation
                                                                              ------------
                                              Annual Compensation(1)          Common Shares
                                           ----------------------------         Underlying
Name & Principal Position                  Year      Salary       Bonus          Options
-------------------------                  ----      ------       -----       -------------
Herbert Glimcher(2)                        1998     $503,592     $192,784        100,000
President, Chairman of the Board           1997     $325,000     $113,750        275,000
and Chief Executive Officer                1996     $325,000     $ 85,000         50,000

William G. Cornely(2)(3)                   1998     $241,874     $ 79,365         50,000
Executive Vice President,                  1997     $142,482     $ 35,609         20,000
Chief Operating Officer, Chief             1996
Financial Officer and Treasurer

Michael P. Glimcher(2)                     1998     $228,600     $ 62,508         30,000
Executive Vice President                   1997     $207,957     $ 50,375         15,000
                                           1996     $150,000     $ 40,000         10,000

Alan Perlstein(4)(5)                       1998     $211,171     $143,750         10,000
Senior Vice President                      1997     $212,899     $ 35,000         10,000
of Development                             1996

William R. Husted(6)                       1998     $206,051     $ 56,342         30,000
Senior Vice President                      1997     $192,409     $ 44,792         15,000
of Construction                            1996     $178,129     $ 40,000         10,000

-------------------

(1) The total value of all perquisites and other personal benefits received by each officer was less than the lesser of $50,000 or ten percent of the total salary of and bonus paid or accrued by the Company for services rendered by such officer during the fiscal year.

(2) The amount shown includes $3,600 each for automobile allowances paid by the Company during 1998 for the benefit of Herbert Glimcher, Michael P. Glimcher and William G. Cornely.

(3)     Mr. Cornely did not commence employment with the Company until 1997.

(4) The amount shown includes $23,671 and $37,899 for automobile allowances and relocation costs paid by the Company during 1998 and 1997, respectively, for the benefit of Alan Perlstein.

(5)     Mr. Perlstein did not commence employment with the Company until 1997.

(6) The amount shown includes $6,051, $6,621 and $3,129 for automobile allowances paid by the Company during 1998, 1997 and 1996, respectively, for the benefit of William R. Husted.


                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information concerning options to purchase Common Shares granted during the fiscal year ended December 31, 1998 to the Named Executives. The Company did not grant any share appreciation rights during 1998.

                                                    Individual Grants
                       -----------------------------------------------------------------------------
                       Number of
                       Securities      Percent of Total
                       Underlying      Options Granted     Exercise or                  Grant Date
                        Options        to Employees in      Base Price    Expiration   Present Value
Name                   Granted(#)        Fiscal Year          ($/Sh)         Date         ($) (1)
----                   ----------       -------------        --------       ------        -------
Herbert Glimcher         100,000            25.94%            $20.50       5/29/2008      $80,320
William G. Cornely        50,000            12.97%            $20.50       5/29/2008      $40,160
Michael P. Glimcher       30,000             7.78%            $20.50       5/29/2008      $24,096
Alan Perlstein            10,000             2.59%            $20.50       5/29/2008      $ 8,032
William R. Husted         30,000             7.78%            $20.50       5/29/2008      $24,096

-------------------

(1) Based upon the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, that the Named Executive receives will depend on the excess of the stock price at the time of exercise over the exercise or base price on the date the option is executed. There is no assurance that the value realized by the Named Executive will be at or near the value estimated by the Black-Scholes model. The estimated values under the model are based on arbitrary assumptions such as interest rates, stock price volatility and future dividends yields.

                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                      END AND FISCAL YEAR END OPTION VALUES

        During the fiscal year ended December 31, 1998, none of the Named Executives exercised any options granted to them. As of December 31, 1998, none of the options held by any of the Named Executives were in-the-money. The following table sets forth certain information with respect to the unexercised options held as of the end of such fiscal year by the Named Executives.

                                               Number of Securities
                                          Underlying Unexercised Options
                                             Held at December 31, 1998
                  Name                       Exercisable/Unexercisable
                  ----                       -------------------------
            Herbert Glimcher                      175,000/300,000
            William G. Cornely                      6,667/63,333
            Michael P. Glimcher                    18,667/43,333
            Alan Perlstein                          3,333/16,667
            William R. Husted                      15,833/21,667

                       EXECUTIVE COMPENSATION COMMITTEE'S
                        REPORT ON EXECUTIVE COMPENSATION

        It is the responsibility of the Executive Compensation Committee to review compensation plans, programs and policies as they relate to executive officers, to determine the compensation of the Company's executive officers and to monitor the performance of the Company's executive officers.

        The Executive Compensation Committee's annual review includes an evaluation of the Company's corporate performance, growth, share appreciation and total return to shareholders. Consideration is also given to the officer's overall responsibilities, professional qualifications, business experience, job performance, technical expertise and such individual's resultant combined value to the Company's long-term performance and growth. It is the goal of the Executive Compensation Committee to provide compensation that is fair and equitable to both the employee and the Company.

        The key elements of the Company's executive compensation package are base salary, annual bonus and share options. The policies with respect to each of these elements, as well as the compensation paid to the executive officers of the Company for the fiscal year ended December 31, 1998, are discussed below.

Base Salaries

        In determining the amount of base salary paid by the Company to each of its executive officers in the fiscal year ended December 31, 1998, the Executive Compensation Committee evaluated the responsibilities of the position held and the experience of the individual with reference to the competitive marketplace for executive officers at certain other similar companies. In determining the base salary granted to Herbert Glimcher, the Company's Chief Executive Officer, and to William G. Cornely, the Company's Chief Operating Officer and Chief Financial Officer, for the fiscal year 1998, the Executive Compensation Committee took into account their experience and performance, as well as the Company's performance.

Annual Bonus

        In 1997 the Executive Compensation Committee approved the 1997 Plan pursuant to which executive officers were entitled to receive bonuses based on their annual base compensation and management level. In fiscal 1998, bonuses were granted to the executive officers in amounts ranging from 25% to 35% of the annual base compensation of the respective officers. In determining the 1998 bonus amounts, the Executive Compensation Committee reviewed the performance of the Company, core portfolio trends, investment activities in the acquisition and development areas of the Company and non-financial performance measures such as the executive officer's performance, effort and role in promoting the long-term strategic growth of the Company, as well as other matters deemed appropriate by the Executive Compensation Committee.

Share Options

        It is the intention of the Executive Compensation Committee to enhance the working incentive and productivity of the Company's executive officers by granting share options to such persons. The Executive Compensation Committee considers share options to be a successful method of linking the interests of executives and the trustees with those of the shareholders. In determining annual share option grants, the Executive Compensation Committee bases its decision on the individual's performance and potential to improve shareholder value.

        Share options have been and generally will continue to be granted with an exercise price equal to the market price of the Common Shares on the date of grant and vest pursuant to schedules set by the Option Plans' administrators. The Executive Compensation Committee believes that by establishing a vesting schedule, the option holder is motivated to create shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless the recipient remains an employee or a trustee of the Company until his options are fully vested and unless the Common Shares appreciate in value.

Omnibus Budget Reconciliation Act Implications for Executive Compensation

        It is the responsibility of the Executive Compensation Committee to address the issues raised by the change in the tax laws which made certain non-performance-based compensation to executives of public companies, including the Company, in excess of $1,000,000 non-deductible beginning in 1994. In this regard, the Committee determines whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any executive officer of the Company will receive any such compensation in excess of this amount. The Executive Compensation Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

Conclusion

        The goal of the Executive Compensation Committee is to enhance the profitability of the Company, and, thus, shareholder value, by aligning closely the financial interests of the Company's key executives with those of its shareholders. Specifically, the Executive Compensation Committee seeks to enhance the Company's ability to attract and retain qualified executive officers, to motivate such executives to achieve the goals inherent in the Company's business strategy and to emphasize share ownership by such executives and, thereby, tie long-term compensation to increases in shareholder value.

        To permit an ongoing evaluation of the link between the Company's performance and its executive compensation, the Executive Compensation Committee will review the Company's executive compensation program each year. This review will include a review of such executive's responsibilities and efforts and contributions to the Company's performance and future growth of the Company's revenues and earnings.

        In addition, while the elements of compensation described above will be considered separately, the Executive Compensation Committee will take into account the full compensation package afforded by the Company to the individual, including pension benefits, supplemental retirement benefits, severance plans, insurance and other benefits.

        Through the programs described above, a very significant portion of the Company's executive compensation is linked to individual and corporate performance.

        The foregoing report has been furnished by the Executive Compensation Committee.

March 31, 1999           Philip G. Barach          Herbert Glimcher
                         Oliver Birckhead          Alan R. Weiler
                         E. Gordon Gee             Harvey Weinberg

                          SHARE PRICE PERFORMANCE GRAPH

        The following table compares the cumulative total shareholder return on the Common Shares for the period commencing January 26, 1994(1) through December 31, 1998 with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P 500") and the NAREIT Equity REIT Total Return Index(2) ("NAREIT Index") for the period commencing January 1, 1994 through December 31, 1998. Total return values for the S&P 500, the NAREIT Index and the Common Shares were calculated based on cumulative total return assuming the investment of $100 in the S&P 500 and the NAREIT Index on January 1, 1994, and in the Common Shares on January 26, 1994 and assuming reinvestment of dividends. The shareholder return shown on the graph below is not necessarily indicative of future performance.

          -------------------------------------------------
                     GRT Total        NAREIT        S&P 500
                       Return                        Index
          -------------------------------------------------
            1/1/94     100.00         100.00         100.00
          12/31/94     117.10         103.17         101.31
          12/31/95     101.73         118.92         139.23
          12/31/96     143.65         160.86         171.19
          12/31/97     161.15         193.45         228.32
          12/31/98     124.33         159.59         293.57
          -------------------------------------------------

-------------------

(1) Since the Company did not commence operation until January 26, 1994, which is the date the Company's initial public offering was consummated, no data prior thereto is available.

(2) The NAREIT Equity REIT Total Return Index (consisting of 210 companies with a total market capitalization of $138.3 billion) is maintained by the NAREIT, and is published monthly based upon the last closing prices of the preceding month.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In connection with its initial public offering, the Company and its affiliates acquired several properties (the "Glimcher Properties," or singularly, a "Glimcher Property") from Herbert Glimcher, David J. Glimcher and entities, or the beneficial owners of such entities, affiliated with Herbert Glimcher and David J. Glimcher (collectively, the "Glimcher Entities"). In addition, at that time the Company was granted options ("Purchase Options") to purchase, at the lower of cost or 90% of its fair market value (as determined by a third party independent appraiser selected by the independent trustees), the interest of certain of the Glimcher Entities described above, who are also executive officers and/or trustees of the Company, in such parcels. As of December 31, 1998, the Company had Purchase Options in connection with the following parcels: (i) five undeveloped outparcels contiguous to four of the Glimcher Properties aggregating approximately 91.4 acres, of which management believes that four parcels are best suited to residential or other non-retail development and one parcel is owned in partnership where the minority partner has not consented to a transfer of such parcel to the Company; (ii) an approximately 64.8 acre parcel of undeveloped land in Delaware County, Ohio, which is not contiguous to any of the Glimcher Properties; and various other parcels of undeveloped land which are not contiguous to any of the Glimcher Properties, ranging in size from one acre to approximately 36.6 acres. Each such option is exercisable only if the respective parcel is developed as a retail property.

        Certain of the transferors of the Glimcher Properties (i.e. Herbert Glimcher, all of Herbert Glimcher's children, including David J. Glimcher and Michael P. Glimcher, and a brother of Herbert Glimcher), who are also executive officers of the Company and/or immediate family members of such executive officers, own passive investments in certain tenants at some of the Company's properties. Annual rents paid by and accounts payable to such tenants for the year ended December 31, 1998 were $506,000 and $162,000, respectively. The transferors of the Glimcher Properties believed at the time such leases were executed that their terms with such tenants were no less favorable to the landlord than those obtainable from independent third-party tenants.

        On October 16, 1996, the Company formed Glimcher Development Corporation, a wholly owned non-qualified REIT subsidiary ("GDC"), whose shareholders are: (i) the Partnership (holding a 95% non-voting economic interest in GDC), and (ii) Herbert Glimcher and Michael P. Glimcher (collectively holding a 100% voting interest and a 5% economic interest in GDC). David J. Glimcher was a shareholder of GDC from its inception to March, 1998 when he departed as an executive officer of the Company and sold his interests in GDC to Herbert Glimcher and Michael P. Glimcher. GDC employs personnel in the construction, development, leasing and legal departments. GDC provides services for a fee, to the Company, to ventures in which the Company has an ownership interest and to third parties. GDC allows the REIT to earn non-qualified revenues without jeopardizing its REIT status.

        In 1998, the Company reimbursed The Glimcher Company ("TGC") and Corporate Flight, Inc. ("CFI"), each of which is wholly owned by Herbert Glimcher, approximately $2,000 and $36,000, respectively, for the use in connection with Company related matters, of a bus owned by TGC and an airplane owned by CFI. GDC reimbursed the same two companies approximately $5,000 and $688,000, respectively for the use of such bus and airplane in connection with Company related matters.

        Alan R. Weiler, a trustee serving a three-year term which expires this year, but who has been nominated for another three-year term, is the Chairman and Chief Executive Officer of Archer-Meek- Weiler Agency, Inc., a general insurance agency, which has received fees from the Company in connection with the placement of certain insurance policies for the Company. The aggregate fees received by Archer-Meek-Weiler Agency, Inc. for providing such services during the fiscal year 1998 were approximately $179,000. On January 9, 1998, WSS Limited Partnership, in which Mr. Weiler and his wife are general partners ("WSS LP"), received 17,617 units of limited partnership interest in Glimcher Properties Limited Partnership ("Units") in exchange for WSS LP's contribution of its interest in the entity owning land on which the Company is constructing Polaris Towne Center in Columbus, Ohio.

        The Company and the Partnership have entered into Severance Benefit Agreements (the "Severance Agreements") with Messrs. Herbert Glimcher, William
R. Husted, George A. Schmidt, William G. Cornely and Michael P. Glimcher, all executive officers of the Company (each, an "Executive"). If an Executive is an employee of the Company immediately prior to a "Change in Control of GRT" (as defined in the Severance Agreements), the Executive will be entitled to receive from the Partnership a lump sum severance payment equal to three times the Executive's annual compensation during the calendar year preceding the calendar year in which the Change in Control of GRT occurs, such annual compensation to include (i) all base salary and bonuses paid or payable to the Executive, (ii) all grants of restricted Common Shares of the Company and (iii) the fair market value of any other property or rights given or awarded to the Executive by the Company. In addition, any restricted Common Shares, or options to purchase Common Shares, granted to the Executive shall vest on the day immediately prior to the date of a Change in Control of GRT.

        For a period of 18 months following a Change in Control of GRT, the Company will maintain in full force and effect all life, medical and dental insurance benefit plans and programs or arrangements in which the Executive was entitled to participate immediately prior to the date of the Change in Control of GRT, subject to certain conditions and limitations as set forth in the Severance Agreements.

        Additionally, an Executive who receives any compensation or recognizes any income which constitutes an "excess parachute payment" within the meaning of
Section 280G(b)(1) of the Code, or for which a tax is otherwise payable under
Section 4999 of the Code, is entitled to receive from the Partnership an additional amount (the "Additional Amount") equal to the sum of (i) all taxes payable by the Executive under Section 4999 of the Code with respect to such excess parachute payments, including the Additional Amount, plus (ii) all income taxes payable by the Executive with respect to the Additional Amount.

        On March 9, 1998, David J. Glimcher resigned as an officer of the Company, at which time Mr. Glimcher's Severance Agreement terminated and he and the Company entered into a new Severance Benefits Agreement pursuant to which the Company agreed to pay Mr. Glimcher a severance payment equal to his annual compensation (consisting of all base salary and bonuses) for fiscal 1997, as well as the bonus due him in 1998 for services rendered to the Company in 1997. Additionally, the Company agreed to pay Mr. Glimcher's medical insurance premiums under the Company's employee medical plan for 24 months commencing March 9, 1998. The Company also agreed to match all payments made by Mr. Glimcher to the Company's Retirement Savings Plan during 1997, and any payments made by Mr. Glimcher to such Plan in 1998 resulting from any bonus earned in 1997 and paid in 1998.

        The foregoing transactions were approved by the members of the Audit Committee of the Board.

ADDITIONAL INFORMATION WITH RESPECT TO EXECUTIVE COMPENSATION, COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        On February 14, 1994, the Board established an Executive Compensation Committee, the function of which is to determine compensation for the executive officers of the Company. The Executive Compensation Committee consists of Philip
G. Barach, Oliver Birckhead, E. Gordon Gee, Herbert Glimcher, Alan R. Weiler and Harvey Weinberg. In addition, the members of the Executive Compensation Committee administer the 1993 Option Plans (Messrs. Philip Barach and Harvey Weinberg administer the 1997 Plan), and the Administrators determine the number of options granted to the trustees and employees of the Company under the Option Plans. Other than Herbert Glimcher, who is the Chairman and Chief Executive Officer of the Company, none of the members of the Executive Compensation Committee are employees of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of the Common Shares by each trustee and Named Executive and by all trustees and Named Executives as a group as of March 22, 1999.

                                            Amount             Percent
Name and Address                         Beneficially            of
of Beneficial Owner(1)                    Owned(2)(3)          Class(4)
----------------------                    -----------          --------
Herbert Glimcher(5)                        1,483,976            5.67%

William G. Cornely(6)                         12,666            0.05%

Michael P. Glimcher(7)                       279,872            1.07%

Alan Perlstein(8)                              9,666            0.04%

William R. Husted(9)                          46,688            0.18%

David J. Glimcher(10)                        802,834            3.07%
  David J. Glimcher Company
  88 W. Broad St.
  Columbus, Ohio 43215

Philip G. Barach(11)                          21,100            0.08%
  Kenwood Professional Building
  9403 Kenwood Road, Suite D100
  Cincinnati, Ohio 45242

Oliver Birckhead(12)                          23,000            0.09%
  PNC Bank
  201 East Fifth Street, Suite 1000
  Cincinnati, Ohio 45202

                                            Amount             Percent
Name and Address                         Beneficially            of
of Beneficial Owner(1)                    Owned(2)(3)          Class(4)
----------------------                    -----------          --------
E. Gordon Gee(13)                             9,000              0.03%
  Brown University
  Office of the President
  Box 1860
  Providence, RI 02912-1860

Alan R. Weiler(14)                           46,617              0.18%
  Archer-Meek-Weiler Agency, Inc.
  150 E. Mound Street, Suite 308
  Columbus, Ohio 43215

Harvey Weinberg(15)                          10,500              0.04%
  164 Timberlane
  Glencoe, IL 6022

All trustees and executive                2,774,133             10.59%
officers as a group (13 persons)

-------------------

(1) Unless otherwise indicated, the address for each such individual is 20 South Third Street, Columbus, Ohio 43215.
(2) Unless otherwise indicated, the person has sole voting and investment power with respect to such Common Shares.
(3) Several of the trustees and executive officers of the Company own Units of partnership interest in Glimcher Properties Limited Partnership, a Delaware limited partnership, which Units may (at the holder's election) be redeemed at any time for cash (at a price equal to the fair market value of an equal number of Common Shares) or, at the option of the Company, for Common Shares on a one-for-one basis.
(4) Amount and Percent of Class was computed based on 23,720,755 Common Shares outstanding as of March 10, 1999, and, in each person's case, the number of Common Shares issuable upon the exercise of options and the redemption of Units held by such persons, or in the case of all trustees and executive officers as a group, the number of Common Shares issuable upon the exercise of options and the redemption of Units held by all such members of such group, but does not include the number of Common Shares issuable upon the exercise of any other outstanding options or the redemption of any other Units. Common Shares issuable upon exercise of options are included only to the extent the related options are exercisable within 60 days of the date of this Proxy Statement.
(5) Includes 53,533 Common Shares held by Herbert Glimcher individually and 96,868 Common Shares held by the Herb and DeeDee Glimcher Charitable Trust of which Mr. Glimcher's wife is the trustee. Also includes 958,230 Units held by Mr. Glimcher, 120,404 Units held by Mr. Glimcher's wife and 191,666 of Mr. Glimcher's 475,000 options, of which 50,000 options fully vested on January 26, 1997, 25,000 options vested on April 14, 1998, 66,666 options vested on June 19, 1998, and 50,000 options vested on March 14, 1999. Also includes 42,350 Common Shares which are owned by Mr. Glimcher and his wife as tenants-in-common and 20,925 Common Shares which are owned by trusts for the benefit of Mr. Glimcher's grandchildren and nephews of which Mr. Glimcher's wife is trustee.
(6) Includes 3,500 Common Shares held directly by William G. Cornely individually, 1,500 Common Shares held in an individual retirement account for the benefit of Mr. Cornely, and 1,000 Common Shares, held by Mr. Cornely's wife. Also includes 6,666 of Mr. Cornely's 190,000 options, which 6,666 options vested and became exercisable on April 15, 1998.

(7) Includes 157,189 Units held by Mr. Michael P. Glimcher. Also includes 17,000 of Mr. Glimcher's 167,000 options, 7,000 of which became fully vested on January 26, 1997, and 10,000 of which vested on March 14, 1999, 3,000 Common Shares held in trust (Robert Glimcher and Arne Glimcher, Co-Trustees), and 102,683 Units held in trust (Robert Glimcher and Arne Glimcher, Co-Trustees).

(8) Includes 2,500 Common Shares held directly by Alan Perlstein individually and 500 Common Shares held by Mr. Perlstein's wife. Also includes 6,666 of Mr. Perlstein's 40,000 options, 3,333 of which vested and became exercisable on March 31, 1998 and 3,333 of which vested and became exercisable on March 31, 1999.

(9) Includes 16,088 Units held by William R. Husted, 27,500 of Mr. Husted's 127,500 options, of which 12,500 options became fully vested on January 26, 1997, 5,000 options vested on April 14, 1998, and 10,000 options vested on March 14, 1999. Also includes 3,100 Common Shares owned by Mr. Husted individually.

(10) Includes 599,582 Units held by David J. Glimcher and 3,582 Units held by The David J. Glimcher Company which is wholly owned by Mr. Glimcher. Also includes 2,670 Common Shares held by David J. Glimcher individually, 500 Common Shares owned by The David J. Glimcher Company, 1,872 Common Shares owned by Mr. Glimcher's wife, and 13,128 Common Shares owned by trusts, of which Mr. Glimcher's wife is trustee or co-trustee. Also includes 175,000 options which fully vested upon Mr. Glimcher's departure from employment by the Company on March 9, 1998, and 5,500 options which are immediately exercisable.

(11) Includes 9,000 options which are immediately exercisable. Also includes 12,100 Common Shares owned directly by Mr. Barach.

(12) Includes 6,500 options which are immediately exercisable. Also includes 15,000 shares owned by Mr. Birckhead individually, 1,000 Common Shares owned by the Oliver W. Birckhead Charitable Remainder Unit Trust, and 500 Common Shares owned by Mr. Birckhead's wife.

(13)    Represents options which are immediately exercisable.

(14) Includes 20,000 Common Shares held directly by Mr. Weiler, 9,000 options which are immediately exercisable, and 17,617 Units owned by a limited partnership of which Mr. Weiler and his wife are the general partners.

(15) Includes 4,000 Common Shares owned directly by Mr. Weinberg and 1,000 Common Shares owned indirectly, by Mr. Weinberg's wife. Also includes 5,500 options which are immediately exercisable.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         There is no beneficial ownership of Common Shares by any person not a trustee or Named Executive known by the Company to be a beneficial owner of more than five percent of the Company's outstanding Common Shares as of March 22, 1999.

                                  SECTION 16(a)
                         BENEFICIAL OWNERSHIP COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's trustees, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. Trustees, executive officers and greater than 10% beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 1998, all of its trustees, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1998.

                              SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than November 27, 1999 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

        In addition, the Bylaws of the Company provide that in order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose business for consideration at such meeting, notice must be given to the secretary of the Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.


                         FINANCIAL AND OTHER INFORMATION

        The Company's Annual Report for the fiscal year ended December 31, 1998, including financial statements, is being sent concurrently to the Company's shareholders with this Proxy Statement.


                            EXPENSES OF SOLICITATION

        The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by trustees, officers and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with, shareholders or their personal representatives.


                                  OTHER MATTERS

        The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.


                                               By Order of the Board Trustees

                                               /s/ George A. Schmidt
                                               George A. Schmidt
                                               Secretary


March 31, 1999

PROXY                        GLIMCHER REALTY TRUST                         PROXY


                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY MANAGEMENT OF GLIMCHER REALTY TRUST

     The undersigned shareholder of Glimcher Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Herbert Glimcher and William G. Cornely and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 12, 1999 at 11:00 a.m. at The Athletic Club of Columbus, 136 E. Broad St., Columbus, OH 43215, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting or any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth below and as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

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
                             GLIMCHER REALTY TRUST
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

1. ELECTION OF TRUSTEES --
   Nominees: George A. Schmidt, Alan R. Weiler,         For   Withhold   For All
   Michael P. Glimcher                                  All      All      Except
   (INSTRUCTION: to withhold authority to vote for
   any individual nominee, write such name or names     [ ]      [ ]       [ ]
   in the space provided below.)

   ------------------------------------------------


2. The ratification of the appointment of
   PricewaterhouseCoopers LLP as the                    For    Against   Abstain
   Company's independent public accountants
   for the fiscal year ending December 31, 1999.        [ ]      [ ]       [ ]


3. To vote and otherwise represent the shares on any other matter which may properly come before the meeting or any adjournment(s) or postponement(s) thereof, in their discretion.


Mark here if you plan to attend the meeting.    [ ]

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT.

                                       Dated:                             , 1999
                                              ----------------------------
Signature(s)
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

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                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.

                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.